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                                                                   EXHIBIT 10.41


                      AMENDMENT TO ASSET PURCHASE AGREEMENT

         THIS AMENDMENT TO ASSET PURCHASE AGREEMENT (this "Amendment") dated as of June 23, 2000, by and among BRIGHTSTAR INFORMATION TECHNOLOGY GROUP, INC., a Delaware corporation ("Buyer"), INTEGRATED SYSTEMS CONSULTING, LLC, an Arizona limited liability company ("Seller"), and ALL THE UNDERSIGNED HOLDERS OF ALL OF THE OUTSTANDING MEMBERSHIP INTERESTS OF SELLER, INCLUDING THE SHAREHOLDERS OF SUCH HOLDERS (such holders and shareholders are referred to collectively as the "Members").

                                   RECITALS:

         WHEREAS, Seller, Buyer and the Members are parties to a certain Asset Purchase Agreement (the "Asset Purchase Agreement") dated as of April 1, 1999, pursuant to which Seller acquired certain assets used or held for use by Seller in the business of providing consulting services and consultant staffing to users of enterprise resource planning; and

         WHEREAS, the parties desire to modify Sections 1.5 and 5.10of the Asset Purchase Agreement as hereinafter provided to provide for final settlement of the Purchase Price;

         NOW, THEREFORE, for and in consideration of the premises and the covenants herein contained and the benefits to be derived therefrom, the parties hereby agree as follows:

         1. AMENDMENT OF SECTION 1.5. Section 1.5 of the Asset Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                           "1.5 Purchase Price. In consideration of the delivery of the Purchased Assets, Buyer agrees to pay and deliver to Seller the Purchase Price. The Purchase Price shall equal $3,000,000. The Purchase Price shall be delivered to Seller in the following manner (the "Closing Consideration"):

                                    "(a) $500,000 shall be paid to Seller by wire transfer or other immediately available funds at the Closing;

                                    "(b) $1,500,000 shall be payable to Seller by delivery on June ___, 2000 of shares of validly issued fully paid and non assessable shares of common stock, $.001 par value per share, of the Buyer (the "Buyer Common Stock") at the price of $3.919 per share, or an aggregate of 382,752 shares.

                                    "(c) (1) The remaining $1,000,000 of the
                                    Purchase Price shall be payable to Seller by delivery on June ___, 2000 of shares of validly issued fully paid and non assessable shares of common

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                                    stock, $.001 par value per share, of the
                                    Buyer (the "Buyer Common Stock") at the
                                    price of $3.500 per share, or an aggregate of 285,716 shares.

                                    "(2) It is expressly provided that the
                                    amounts payable under Section 1.5(c) (i) arise as a consequence of a disagreement among the parties regarding the fair market value of the Purchased Assets and (ii) are expressly intended to constitute a portion of the Purchase Price of the Purchased Assets. Each party agrees to take a tax reporting position consistent with the foregoing.

                                    "(3) It is expressly provided herein that in determining the amount (if any) of imputed interest associated with the transfer of the Buyer Common Stock in accordance with Sections 1.5(b) or 1.5(c) shall be deemed to have been paid in connection with the Buyer Common Stock. Preliminary to issuance and filing with relevant taxing authorities of any documents or forms reflecting the amount of imputed interest associated with the transfer of the Closing Consideration, including any IRS Forms 1099, the parties shall mutually agree as to the amount of imputed interest arising as a consequence of the transactions contemplated by this Agreement."

         2.       MODIFICATION OF REGISTRATION RIGHTS.

                           (a) All parties hereto agree that Sections 5.10(a) and 5.10(b) shall be deleted from the Asset Purchase Agreement and shall be placed in its entirety by the following:

                           "5.10 S-1 Registration. (a) Buyer agrees to promptly prepare and file a registration statement on Form S-1 (the "Registration Statement") with respect to, among other shares, all of the shares issuable pursuant to Sections 1.5(b) and 1.5(c) (collectively, the "Registrable Securities"), and use its best efforts to cause such Registration Statement to become effective and keep such registration statement continuously effective under the Securities Act of 1933, as amended (the "Securities Act") until the date which is two years after the date such Registration Statement is declared effective by the Securities and Exchange Commission (the "Commission") or such earlier date when all the Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Members (the "Expiration Date"). In the event that, in the good faith judgment of Buyer, it is advisable to suspend use of the prospectus relating to such Registration Statement for a discrete period of time (a "Deferral Period")



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                           due to pending material corporate developments or
                           similar material events that have not been publicly disclosed and as to which Buyer believes public disclosure will be prejudicial to Buyer, Buyer shall deliver a certificate in writing, signed by its Chief Executive Officer or Chief Financial Officer, to each Member, to the effect of the foregoing and, upon receipt of such certificate, such Members agree not to dispose of such Member's Registrable Securities covered by such registration or prospectus (other than in transactions exempt from the registration requirements under the Securities Act); provided however, that such Deferral Period shall be no longer than 120 days. The Expiration Date shall be extended for a period of time equal to such Deferral Period. If necessary to achieve or maintain effectiveness of such Registration Statement, Buyer agrees to promptly file any amendments or supplements to such Registration Statement. In any event, if such Registration Statement has not been declared effective by the Commission prior to or on December 1, 2000, Buyer hereby agrees to make a one-time cash payment to the Members in an aggregate amount of $90,000 and to continue to use its best efforts to have such Registration Statement declared effective as soon as possible. If such Registration Statement is withdrawn for any reason, Buyer agrees to promptly refile such Registration Statement or to file an additional registration statement with respect to the Registrable Securities.

                           "(b)  Reserved."

         3. REPRESENTATIONS AND WARRANTIES OF MEMBERS. The Members represent and warrant to Buyer that the representation and warranties contained in Section
3.15 of the Asset Purchase Agreement continue to be true and correct as of the date hereof. Furthermore, the Members represent and warrant to Buyer and Seller that the person executing this Amendment on behalf of Seller has all required legal authority to do so and to bind Seller and that this Amendment constitutes the legal, valid and binding obligation of Seller and of each of the Members and is enforceable against each of Seller and the Members in accordance with its terms. The Members constitute all of the members of Seller.

         4. NO OTHER AMENDMENTS. Except as amended hereby, the Asset Purchase Agreement remains in full force and effect.

         5. MISCELLANEOUS. This Amendment supersedes the Asset Purchase Agreement with respect to the matters specified in paragraphs 1 and 2 hereof and also supersedes all prior negotiations between the parties with respect to such matters. This Amendment may be amended only by a written instrument duly executed by the parties. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to the choice of law principles thereof. The headings contained in this Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment. This Agreement may be executed in any number of counterparts, no one of which needs to be executed by all of the parties, and this Agreement shall be binding upon all the parties with the same force and effect as if all the parties had signed the same document, and each such signed counterpart

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shall constitute an original of this Agreement. This Agreement shall remain binding on Buyer (or its successor), notwithstanding any sale, merger or other change of control of Buyer.


                            [Signature Page Follows]



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         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

                                           BRIGHTSTAR INFORMATION
                                               TECHNOLOGY GROUP, INC.


                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                               INTEGRATED SYSTEMS
                                CONSULTING, INC.


MEMBERS OF SELLER


-----------------------------          --------------------------------
CHRIS BAILEY                           RAY BARRY




-----------------------------          --------------------------------
DERYLE HOUSE                           CHRIS MIGUEL





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